UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2007

E-Z-EM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-13003	11-1999504

(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042

(Address of Principal Executive Offices)	(Zip Code)

(516) 333-8230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On August 1, 2007, E-Z-EM, Inc. issued a press release announcing its preliminary net sales and net earnings for the fiscal year ended June 2, 2007. E-Z-EM, Inc. will release its financial results for the fourth quarter and 2007 fiscal year on August 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1.	Press release issued by E-Z-EM, Inc. on August 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007	E-Z-EM, INC.

(Registrant)

By:	/s/ Peter J. Graham

Peter J. Graham

Senior Vice President –

Chief Legal Officer, Global Human Resources and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by E-Z-EM, Inc. on August 1, 2007.